SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2008

SOAPSTONE NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Billerica, MA 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 715-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(i) Effective March 19, 2008, Avici Systems Inc. (the “Company”) changed its name to Soapstone Networks Inc. (the “Name Change”). The Name Change was effected pursuant to Section 253 of the Delaware General Corporation Law by merging SN Merger Corp., a wholly-owned subsidiary of the Company, with and into the Company (the “Merger”) and filing a Certificate of Ownership and Merger with the Secretary of State of Delaware on March 14, 2008, with an effective date of March 19, 2008. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In accordance with Section 253, the Name Change did not require stockholder approval. Any outstanding stock certificates of the Company are not affected by the Name Change; they continue to be valid and need not be exchanged. A new form of stock certificate for the common stock which reflects the new name of the Company is attached hereto as Exhibit 4.1.

The Company’s common stock will continue to trade on the NASDAQ Global Market under the new ticker symbol “SOAP” and has been assigned a new CUSIP number of 833570 104.

On March 17, 2008, the Company issued a press release announcing the Name Change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(ii) On March 19, 2008, the amended and restated bylaws of the Company (the “Amended Bylaws”) reflecting the Name Change, as previously approved by the Company’s Board of Directors, became effective. A copy of the Amended Bylaws is attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Ownership and Merger, as filed on March 14, 2008 with the Delaware Secretary of State.

3.2	Amended and Restated Bylaws of Soapstone Networks Inc.

4.1	Form of Certificate representing Common Stock.

99.1	Press release dated March 17, 2008 issued by Soapstone Networks Inc. entitled “Soapstone Networks to Ring NASDAQ® Closing Bell in Celebration of Name and Ticker Symbol Change from Avici Systems.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOAPSTONE NETWORKS INC.

Date: March 19, 2008

By:  /s/  William J. Stuart

        William J. Stuart

        Chief Financial Officer, Senior Vice President

        of Finance, Secretary and Treasurer

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, as filed on March 14, 2008 with the Delaware Secretary of State.

3.2	Amended and Restated Bylaws of Soapstone Networks Inc.

4.1	Form of Certificate representing Common Stock.

99.1	Press release dated March 17, 2008 issued by Soapstone Networks Inc. entitled “Soapstone Networks to Ring NASDAQ® Closing Bell in Celebration of Name and Ticker Symbol Change from Avici Systems.”

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